CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of K-Tronik International Corp. (the “Company”) on Form 10-QSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof or immediately thereafter (the “Report”), I Ken Edwards, Chief Financial Officer and Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: February 17, 2004	By:	/s/ Kenneth Edwards
Chief Financial Officer and Principal Accounting Officer

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed to be filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.